UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 12, 2005

(Date of earliest event reported)

E Med Future, Inc.

(Exact name of registrant as specified in its charter)

Nevada	033-55254-36	87-0485314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

794 Morrison Road, Suite 911 Columbus, Ohio	43230
(Address of principal executive offices)	(Zip Code)

(877) 855-1319

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer

At the request of the newly appointed members of the Board of Directors, D. Dane Donohue resigned as President, Chief Executive Officer and a director of E Med Future, Inc. (“E Med”) on September 12, 2005. Mr. Donohue is a co-founder of E Med and remains a significant stockholder. Looking forward, Mr. Donohue plans to vigorously participate in the global distribution of E Med’s flagship product “NeedleZap®” through the company’s current distributor, Safe Medical Solutions, LLC. Donald Sullivan, who has served as E Med’s Chief Financial Officer since November 2004 and a director since July 2005, was immediately appointed interim Chief Executive Officer. The remaining Board members are actively searching for candidates to fill the vacancies caused by Mr. Donohue’s resignation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E MED FUTURE, INC.

By:	/s/ Donald Sullivan
Donald Sullivan, Chief Executive Officer

Date: September 16, 2005

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